Chartwell Small Cap Growth Fund

(Ticker Symbol: CWSGX)

A series of The Chartwell Funds (the “Trust”)

Supplement dated July 31, 2018, to the

Summary Prospectus dated March 1, 2018, as supplemented.

Effective immediately, the third paragraph under the Chartwell Small Cap Growth Fund’s (the “Fund”) “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted and replaced with the following:

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

Please retain this Supplement with your records.